UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]	Definitive Information Statement

Northumberland Resources, Inc.

(Name of Registrant As Specified In Charter)

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COMMON STOCK

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[ ]	Fee paid previously with preliminary materials.

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Northumberland Resources, Inc.

701 N. Green Valley Pkwy #200-258, Henderson, NV 89074

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement is being mailed on or about June 22, 2012 to the stockholders of record on January 25, 2012 (the “Record Date”) of Northumberland Resources, Inc., a Nevada corporation (the “Company”) in connection with action taken by the written consent of stockholders holding a majority of the voting power of the outstanding capital stock of the Company.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors

Dated: June 20, 2012	/s/ Fortunato Villamagna
Fortunato Villamagna
Chairman, President, Chief Executive Officer

NOTICE OF ACTION PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

IN LIEU OF A MEETING OF THE STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Company’s Articles of Incorporation are being amended to reflect a decrease in the number of common shares from Two Billion (2,000,000,000) to One Hundred Ninety Eight Million (198,000,000) and the creation of a preferred stock in the amount of Two Million (2,000,000) shares with voting and conversion rights of 1 for 100.  The Amendment was adopted pursuant to written consent of stockholders holding a majority of the voting power of the outstanding capital stock of the Company.

The language of the amendment is as follows:

THE CAPITAL STOCK OF THE CORPORATION SHALL BE 200,000,000 COMPRISED OF 198,000,000 SHARES OF COMMON STOCK PAR VALUE $0.001 AND 2,000,000 SHARES OF PREFERRED STOCK PAR VALUE $0.001 WITH VOTING AND CONVERSION RIGHTS OF 100 FOR 1.

The amendment will be substantially in the form attached hereto as Exhibit 99.

INTRODUCTION

Wannigan Consulting Corp. a 4.7% shareholder conducted the solicitation of International IR, Inc. also a 4.7% shareholder, Celtic Lyon, Ltd. a 6.5% shareholder, Chancery Lane Investment Group, Inc. a 6.5% shareholder and I Quest, Inc. a 32.8% shareholder to its idea of amending the Articles to allow Preferred with 100 to 1 voting and conversion rights and then informed the president of Northumberland, Fortunato Villamagna, that this voting block was proposing and wished to vote for such amendment. All of the entities have had previous business relationships. It was the initial belief by Wannigan which has since been adopted by the company that having fewer outstanding common shares outstanding is likely to make future fundraising easier and the swap for preferred allows there to be fewer common shares outstanding without changing the voting interests of the current shareholders.

Stockholders holding shares comprising over fifty percent (50%) of the total voting power of the Company provided their written consents to the Amendment and forward.

Stockholders of the Company executed written consents in accordance with Nevada Statutes.

This Information Statement will serve as written notice to stockholders as contemplated pursuant to the Company’s Bylaws.

PURPOSE OF STOCKHOLDER ACTION

The purpose of the change in the number and type of authorized shares of Stock is to provide an additional class of shares to be available for financing, compensation and for possible use in the acquisition of assets or securities of other companies. The Company intends to request to have several affiliates of the Company convert their currently held common shares into the newly authorized preferred shares.

The Company intends to request conversion of the following:

Name	Number of Shares Beneficially Owned	Percent of Outstanding Shares Owned
Fortunato Villamagna	400,000	0.2%
International IR, Inc.	7,200,000	4.7%
Peter Hewitt	400,000	0.2%
Chancery Lane Investment Group, Inc.	10,000,000	6.5%
I-Quest, Inc.	50,000,000	32.8%
Wannigan Consulting Corp.	7,200,000	4.7%
CelticLyon Ltd.	10,000,000	6.5%

Total	85,200,000	52.8%

OUTSTANDING SHARES AND VOTING RIGHTS

AS OF THE RECORD DATE

As of the Record Date, the Company’s authorized capitalization consisted of Two Billion (2,000,000,000) shares of Common Stock, of which one hundred sixty one million three hundred twenty five thousand seven hundred sixty six (161,325,766) shares were issued and outstanding.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

No less than eighty million six hundred sixty two thousand eight hundred eighty three (80,662,883) votes, representing a majority of the voting power of the outstanding capital stock of the Company, were required to approve the Amendment.

Stockholders holding eighty five million two hundred thousand (85,200,000) shares of Common Stock gave their written consents in favor of the Amendment.  No other stockholder consents will be solicited in connection with this Information Statement.

STOCKHOLDERS PROVIDING WRITTEN CONSENTS

Set forth below is a table of the stockholders who have given their consent and the number of shares of stock beneficially owned by such stockholders as of January 25, 2012:

Name	Number of Shares Beneficially Owned	Percent of Outstanding Shares Owned
Fortunato Villamagna	400,000	0.2%
International IR, Inc.	7,200,000	4.7%
Peter Hewitt	400,000	0.2%
Chancery Lane Investment Group, Inc.	10,000,000	6.5%
I-Quest, Inc.	50,000,000	32.8%
Wannigan Consulting Corp.	7,200,000	4.7%
CelticLyon Ltd.	10,000,000	6.5%

Total	85,200,000	52.8%

Set forth below is a table of the stockholders who have given their consent and the natural person with voting control along with any affiliation with the Company:

Stockholders Providing Written Consents
Name	Natural Person with Voting Control	Address	Affiliation to Company
Fortunato Villamagna	Fortunato Villamagna	10805 Bernini Dr. Las Vegas NV 89141	Director
International IR, Inc.	Jake Bottay	701 N Green Valley Pkwy, Ste 200-258, Henderson, NV 89074	IR Agreement with NHUR
Peter Hewitt	Peter Hewitt	4 Chapel Close West Bradford Clitheroe Lancashire England BB7 4TH	Director
Chancery Lane Investment Group, Inc.	Tricia Burrows	51 Dean St., PO Box 644 Belize City Belize, C.A.	None
I-Quest, Inc.	Fortunato Villamagna	10805 Bernini Dr. Las Vegas NV 89141	Director
Wannigan Consulting Corp.	Kenneth Liebscher	5466 Canvasback Rd., Blaine WA	Consultant
Celtic Lyon Ltd.	David Craven	Main Street, Charleston, Nevis, Nevis West Indies	None

EFFECTS OF THE AMENDMENT

Authorization of Preferred Stock means Preferred Stock can be issued by action of the Board of Directors and without further approval of stockholders.  Preferred Stock can be issued or committed for any corporate purpose, including without limitation financings, as compensation, or in acquisitions.

The issuance of Preferred Stock to new shareholders could significantly dilute the current shareholders especially given the 100 for 1 conversion rights of the newly created Preferred Shares. Any exchange made by a current shareholder exchanging his current common shares for the newly created Preferred Shares would have no dilutive effect.

DESCRIPTION OF CAPITAL STOCK

The Company’s authorized capitalization (after the Amendment) consists of One Hundred Ninety Eight Million shares of Common Stock, par value $0.001 and Two Million shares of Preferred Stock, par value $0.001.  The capital stock of this corporation is non assessable and not subject to assessment to pay the debts of the Company.

Common Stock

Common Stock may be issued by the Board with or without the consent of stockholders.  Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

Preferred Stock

Preferred Stock may be issued by the Board with or without the consent of stockholders.  Each share of Preferred Stock entitles its holder to one hundred votes on each matter submitted to the stockholders and is entitled to be converted to 100 shares of Common Stock..

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of the shares of the Company’s Common Stock owned as of June 20, 2012 by all persons known to the Company who own more than 5% of the outstanding number of such shares, by all directors of the Company, and by all officers and directors of the Company as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

Name and Position	Shares Beneficially Owned	Percentage of Outstanding Beneficially Owned
Fortunato Villamagna, Pres, Dir.	400,000	0.2%
Peter Hewitt, Sec., Treas, Dir.	400,000	0.2%
Chancery Lane Investment Group, Inc.	10,000,000	6.5%
I-Quest, Inc.	50,000,000	32.8%
CelticLyon Ltd.	10,000,000	6.5%

Total	70,800,000	43.9%

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended (the “EXCHANGE ACT”), requires the Company’s executive officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended Dec. 31, 2011, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
I-Quest, Inc.	None	1	1
Fortunato Villamagna	None	1	1
Peter Hewitt	None	1	1

FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION

The Company hereby incorporates by reference the financial statements, management's discussion and analysis of financial condition and results of operations, changes in and disagreements with accountants on accounting and financial disclosure and quantitative and qualitative disclosures about market risk, as contained in the Company’s Form 10K, filed April 16, 2012 and the Company’s 10Q filed May 21, 2012.

ADDITIONAL INFORMATION

The Company has furnished one information statement to stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders.  The Company will furnish additional copies upon request by a stockholder to: Northumberland Resources, Inc. 701 N. Green Valley Pkwy #200-258, Henderson, NV 89074.

By Order of the Board of Directors

Dated: June 20, 2012	/s/ Fortunato Villamagna
Fortunato Villamagna
Chairman, President, Chief Executive Officer